Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Driveway Finance Corporation (the “Company”)

Wells Fargo Securities, LLC

Citigroup Global Markets Inc.

(collectively, the “Specified Parties”)

Re: LAD Select Auto Receivables Trust 2026-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “LASAR 2026-A 500M Pool Cut - KPMG.xlsx” provided by the Company on June 12, 2026, containing information on 18,921 automobile loan contract receivables (the “Receivables”) as of May 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Select Auto Receivables Trust 2026-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Open Dates were within two days, and First Due Dates were within one day.

•

The term “Initial Data File” means an electronic data file entitled “LASAR 2026-A Pool Cut $450M.xlsx” provided by the Company on May 14, 2026, containing information on 17,055 automobile loan contract receivables (the “Initial Receivables”) as of April 30, 2026.

•	The term “NLS System” means the Company’s legacy loan servicing system used prior to August 17, 2024, containing account notes up to this date.

•	The term “Spectrum System” means the Company’s current loan servicing system used from August 17, 2024, for all active loans.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on June 17, 2026, which the Company confirmed are acceptable forms of Title Document.

•

The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on June 17, 2026, which the Company confirmed are acceptable names for the Company that can appear in a Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•

The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on June 17, 2026, which the Company confirmed are acceptable forms of evidence of insurance.

•

The term “New Vehicle Value Document” means one of the documents we listed in email correspondence to the Company on June 17, 2026, which the Company confirmed were used by the Company to determine the value for a new vehicle.

•

The term “Used Vehicle Value Document” means one of the documents we listed in email correspondence to the Company on June 17, 2026, which the Company confirmed were used by the Company to determine the value for a used vehicle.

•

The term “Receivable File” means some or all of the following scanned images of documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the NLS System, screenshots from the Spectrum System, Title Document, Insurance Document, New Vehicle Value Document or Used Vehicle Value Document (as applicable), and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•

The term “Mapping Confirmations” means the list of vehicle makes and vehicle models in the Receivable File that correspond to Collateral Makes and Collateral Models in the Data File, which we listed in email correspondence to the Company on June 17, 2026 and the Company confirmed that they are in agreement with the mappings.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Initial Data File, Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We randomly selected a sample of 150 Initial Receivables from the Initial Data File using a random sampling tool (the “Initial Sample Receivables”). The Data File contained 135 of the Initial Sample Receivables. We randomly selected 15 additional Receivables from the Data File using a random sampling tool (the “Additional Sample Receivables”). The 135 Initial Sample Receivables and 15 Additional Sample Receivables constituted 150 Receivables and are referred to herein as the “Sample Receivables.” A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Initial Receivables and Receivables we were instructed to randomly select from the Initial Data File and Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority, with the highest priority information listed first.

Attribute	Receivable File / Instructions / Mapping Confirmations

Borrower State	Retail Installment Contract, screenshot from the NLS System, or screenshot from the Spectrum System

Monthly Payment Amount	Retail Installment Contract or Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Original Interest Rate	Retail Installment Contract or Notice of Rate Adjustment if the Notice of Rate Adjustment is dated before the first due date listed on the Retail Installment Contract.

Current Interest Rate	Notice of Rate Adjustment or Retail Installment Contract if there is no Notice of Rate Adjustment

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract, Credit Application, and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number (“VIN”)	Retail Installment Contract.

Vehicle Condition (New or Used)	Retail Installment Contract, Credit Application Consider the Vehicle Condition to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

Vehicle Value

For Sample Receivables with a Vehicle Condition (New or Used) of “New,” compare to the New Vehicle Value Document.

For Sample Receivables with a Vehicle Condition (New or Used) of “Used,” compare to the Used Vehicle Value Document.

In the event there was no Used Vehicle Value Document available for Sample Receivables with a Vehicle Condition (New or Used) of “Used,” recompute Vehicle Value as 80% of the New Vehicle Value Document amount.

Amount Financed	Retail Installment Contract

Attribute	Receivable File / Instructions / Mapping Confirmations

Co-Borrower Flag	Retail Installment Contract Consider the information to be in agreement if:

- The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

- The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

We found such information to be in agreement without exception.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Retail Installment Contract)

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We found such information to be present without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
July 9, 2026

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2026A001	51	2026A051	101	2026A101
2	2026A002	52	2026A052	102	2026A102
3	2026A003	53	2026A053	103	2026A103
4	2026A004	54	2026A054	104	2026A104
5	2026A005	55	2026A055	105	2026A105
6	2026A006	56	2026A056	106	2026A106
7	2026A007	57	2026A057	107	2026A107
8	2026A008	58	2026A058	108	2026A108
9	2026A009	59	2026A059	109	2026A109
10	2026A010	60	2026A060	110	2026A110
11	2026A011	61	2026A061	111	2026A111
12	2026A012	62	2026A062	112	2026A112
13	2026A013	63	2026A063	113	2026A113
14	2026A014	64	2026A064	114	2026A114
15	2026A015	65	2026A065	115	2026A115
16	2026A016	66	2026A066	116	2026A116
17	2026A017	67	2026A067	117	2026A117
18	2026A018	68	2026A068	118	2026A118
19	2026A019	69	2026A069	119	2026A119
20	2026A020	70	2026A070	120	2026A120
21	2026A021	71	2026A071	121	2026A121
22	2026A022	72	2026A072	122	2026A122
23	2026A023	73	2026A073	123	2026A123
24	2026A024	74	2026A074	124	2026A124
25	2026A025	75	2026A075	125	2026A125
26	2026A026	76	2026A076	126	2026A126
27	2026A027	77	2026A077	127	2026A127
28	2026A028	78	2026A078	128	2026A128
29	2026A029	79	2026A079	129	2026A129
30	2026A030	80	2026A080	130	2026A130
31	2026A031	81	2026A081	131	2026A131
32	2026A032	82	2026A082	132	2026A132
33	2026A033	83	2026A083	133	2026A133
34	2026A034	84	2026A084	134	2026A134
35	2026A035	85	2026A085	135	2026A135
36	2026A036	86	2026A086	136	2026A136
37	2026A037	87	2026A087	137	2026A137
38	2026A038	88	2026A088	138	2026A138
39	2026A039	89	2026A089	139	2026A139
40	2026A040	90	2026A090	140	2026A140
41	2026A041	91	2026A091	141	2026A141
42	2026A042	92	2026A092	142	2026A142
43	2026A043	93	2026A093	143	2026A143
44	2026A044	94	2026A094	144	2026A144
45	2026A045	95	2026A095	145	2026A145
46	2026A046	96	2026A096	146	2026A146
47	2026A047	97	2026A097	147	2026A147
48	2026A048	98	2026A098	148	2026A148
49	2026A049	99	2026A099	149	2026A149
50	2026A050	100	2026A100	150	2026A150

[1]	The Company has assigned a unique Loan Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.

A-1